                                         Oppenheimer U.S. Government Trust
                                      Supplement dated April 11, 2002 to the
                                        Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The supplement dated March 18, 2002 is replaced by this supplement.

2.       The section captioned "How the Fund is Managed - Portfolio Managers" on page 12 is deleted in its entirety and replaced with the following:

         Portfolio Managers.  Effective April 11, 2002, the Fund has been managed by a management team comprised of Angelo Manioudakis and other investment professionals selected from the
                  Manager's high-grade bond team in its fixed-income department. Mr. Manioudakis serves as an officer and portfolio manager of other Oppenheimer funds.

                  Mr. Manioudakis is a Vice President of the Fund and Senior Vice President of the
                  Manager (since April 2002). Prior to joining the Manager in April 2002, he was an
                  Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-March 2002).

April 11, 2002                                                                          PS0220.027